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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)    January 28, 2003
                                                 -------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

             1-3305                                       22-1109110
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   (Commission File Number)                (I.R.S. Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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  (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code          (908) 423-1000
                                                  ------------------------------




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                                 Amendment No. 1


         The Registrant hereby amends its Current Report on Form 8-K, dated January 28, 2003, and furnished to the Securities and Exchange Commission on January 28, 2003, for the purpose of replacing within exhibit 99(b), the following two pages: (i) 2002 Fourth Quarter Other Financial Disclosures, and
(ii) Full Year 2002 over 2001 Net Product Sales Detail. This replacement is being made in order to revise (i) the total number of Medco Health subscriptions for 2002 from 549 million to 548 million and (ii) the amount of 2002 full year foreign Trusopt/Cosopt sales from $170 million to $240 million, and the associated percentage change from (23)% to 9%.


Item 7. Financial Statements and Exhibits.
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     (c) Exhibits
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     Exhibit 99          Certain supplemental information         Filed with
                         related to supplemental information      this document
                         furnished on January 28, 2003



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         MERCK & CO., Inc.




Date: January 31, 2003                   By: /s/ Debra A. Bollwage
                                             -----------------------------------
                                                 DEBRA A. BOLLWAGE
                                                 Assistant Secretary










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                                  EXHIBIT INDEX
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Exhibit
Number             Description
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 99                Certain supplemental information related
                   to supplemental information furnished on
                   January 28, 2003